UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

APOGEE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                 , 2007

To Our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Apogee Technology, Inc. to be held at 10:00 a.m. on                  , 2007 at the Four Points Sheraton Hotel, 1125 Boston Providence Turnpike, Norwood, Massachusetts 02062.

The matters expected to be acted upon at this meeting are described in detail in the following notice of the 2007 Annual Meeting of Shareholders and Proxy Statement.

We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, after you have read the following Notice of the 2007 Annual Meeting of Shareholders and the Proxy Statement, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting. Returning the proxy does not preclude your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Herbert M. Stein
President, Chief Executive Officer and
Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

APOGEE TECHNOLOGY, INC.

NOTICE OF THE 2007 ANNUAL MEETING OF STOCKHOLDERS

To be Held             , 2007

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Apogee Technology, Inc., a Delaware corporation (the “Company”), will be held on             , 2007 at the Four Points Sheraton Hotel, 1125 Boston Providence Turnpike, Norwood, Massachusetts, 02062 at 10:00 a.m. for the following purposes:

1.                To elect one Class III director to serve a three-year term expiring in 2010 (Proposal One);

2.                To approve the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized from 20,000,000 to 40,000,000 (Proposal Two);

3.                To approve the proposed amendment to our Amended and Restated Certificate of Incorporation to create 5,000,000 shares of undesignated Preferred Stock, which will mean that this Preferred Stock will have rights and preferences to be determined in the future by, and in the sole discretion of, the Board of Directors (Proposal Three);

4.                To approve the proposed Apogee Technology, Inc. 2007 Employee, Director And Consultant Stock Plan (Proposal Four);

5.                To consider and act upon a proposal to ratify the appointment of Miller Wachman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 (Proposal Five); and

6.                To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The proposals are discussed in more detail in the attached proxy statement.
Please read the attached proxy statement carefully.

WHO MAY VOTE:

The Board of Directors has fixed the close of business on [DATE], 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at the Company’s principal executive offices.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Herbert M. Stein
President, Chief Executive Officer
and Chairman of the Board of Directors
Norwood, Massachusetts
[DATE], 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

APOGEE TECHNOLOGY, INC.
129 Morgan Drive, Norwood, Massachusetts 02062
(781) 551-9450

PROXY STATEMENT
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
                         , 2007

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did you send me this Proxy Statement?

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Apogee Technology, Inc., a Delaware corporation (the “Company”), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the Four Points Sheraton Hotel, 1125 Boston Providence Turnpike, Norwood, Massachusetts 02062 on [DATE], 2007 at 10:00 a.m., and any adjournments thereof (the “Meeting”).  This Proxy Statement along with the Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know about the Annual Meeting.

This Proxy Statement and the accompanying proxy are being mailed on or about [DATE], 2007 to all stockholders entitled to notice of and to vote at the Meeting. The Annual Report to Stockholders for the fiscal year ended December 31, 2006, as amended, is also being mailed to the stockholders with this Proxy Statement, but it does not constitute a part hereof. You can also find a copy of our Annual Report on Form 10-KSB, as amended, on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at www.apogeebio.com.

Who can vote?

Only those Stockholders who owned Apogee common stock, $.01 par value per share (the “Common Stock” or the “Shares”) at the close of business on the record date are entitled to vote at the Meeting. The close of business on [DATE], 2007 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. As of the close of business on [DATE], 2007 the Company had                     shares of Common Stock outstanding and entitled to vote.

You do not need to attend the Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Meeting and not revoked prior to the Meeting, will be voted at the Meeting.

How many votes do I have?

Each share of Apogee’s Common Stock entitles you to one vote.

How do I vote?

Whether you plan to attend the Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Meeting. If your Shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•       By mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Company’s Board of Directors.

•       In person at the meeting.   If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

•       By Internet or by telephone.   Follow the instructions you receive from your broker to vote by Internet or telephone.

•       By mail.   You will receive instructions from your broker or other nominee explaining how to vote your Shares.

•       In person at the Meeting.   Contact the broker or other nominee who holds your Shares to obtain a broker’s proxy card and bring it with you to the Meeting. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

May I revoke my proxy?

If you give us your proxy, you may revoke it any time before the Meeting. You may revoke your proxy in any one of the following ways:

•       signing a new proxy card and submitting it as instructed above;

•       if your Shares are held in street name, revoking by Internet or by telephone as instructed above. Only your latest Internet or telephone vote will be counted;

•       notifying Apogee’s Secretary in writing before the Meeting that you have revoked your proxy; or

•       attending the Meeting in person and voting in person. Attending the Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding paragraph.

What if I receive more than one proxy card?

You may receive more than one proxy card or voting instruction form if you hold your Shares in more than one account, which may be registered in form or held in street name. Please vote in the manner described under How do I vote? for each account to ensure that all of your Shares are voted.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Elect Director

When there are multiple nominees for director, the directors who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. In this case, you may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000

The affirmative vote of a majority of the company’s outstanding common stock is required to approve the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 3: Approve Amendment to our Amended and Restated Certificate of Incorporation to create 5,000,000 shares of undesignated Preferred Stock

The affirmative vote of a majority of the company’s outstanding common stock is required to approve the amendments to our Amended and Restated Certificate of Incorporation to create 5,000,000 shares of Preferred Stock, which will have rights and preferences that will be determined at a later date by the Board of Directors, in their sole discretion. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 4: Approve the proposed Apogee Technology, Inc. 2007 Employee, Director And Consultant Stock Plan

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the proposed Apogee Technology, Inc. 2007 Employee, Director And Consultant Stock Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

Proposal 5: Ratify Selection of Auditors

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of Miller Wachman LLP as our independent accountants for 2007, our Audit Committee of our Board of Directors will reconsider its selection

How does the Board of Directors recommend I vote on the Proposals?

The board of directors recommends that you vote as follows:

•       FOR one Class III director to serve a three-year term expiring in 2010 (Proposal One);

•       FOR the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized from 20,000,000 to 40,000,000 (Proposal Two);

•       FOR the proposed amendment to our Amended and Restated Certificate of Incorporation to create 5,000,000 shares of undesignated Preferred Stock (Proposal Three);

•       FOR the adoption of the proposed Apogee Technology, Inc. 2007 Employee, Director And Consultant Stock Plan (Proposal Four); and

•       FOR the ratification of the appointment of Miller Wachman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 (Proposal Five).

If you hold your Shares through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on only certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter. As to the proposal relating to the ratification of auditors, abstentions and broker non-votes are not deemed to be present and represented and entitled to vote, and therefore will have no effect on the outcome of the vote.

Where a Stockholder specifies a choice on the proxy as to how his or her Shares are to be voted on a particular matter, the Shares will be voted accordingly. If no choice is specified, the Shares will be voted FOR the election of the nominee for director named herein, FOR the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock from 20,000,000 to 40,000,000, FOR the proposal to amend our Amended and Restated Certificate of Incorporation to authorize up to 5,000,000 shares of undesignated Preferred Stock, FOR the proposal to approve the proposed Apogee Technology, Inc. 2007 Employee, Director And Consultant Stock Plan, and FOR the ratification of the appointment of Miller Wachman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our transfer agent, American Stock Transfer & Trust Company, examine these documents. We will not disclose your individual proxy card to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What are the costs of soliciting these proxies?

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

What constitutes a quorum for the Meeting?

Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes are counted as present or represented at the Meeting for purposes of determining whether a quorum exists.

Householding of annual disclosure documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of the Company’s Annual Report and Proxy Statement to any household at which two or more of our Stockholders reside, if we or your broker believe that the Stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce the Company’s expenses. The rule applies to the Company’s Annual Reports, Proxy Statements and Information Statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of the Company’s annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another Company shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•       If your Shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling their toll free number, 1-800-937-5449 or writing them at, 59 Maiden Lane, New York, NY  10038.

•       If a broker or other nominee holds your Shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 24, 2007 concerning the beneficial ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 14 hereof, and all current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

	Shares Beneficially Owned (1)
Name and Address**	Number		Percent
Herbert M. Stein 71 Fairlee Road, Waban, MA 02468	3,418,834	(2)	28.57%
H.M. Stein Associates C/o Herbert M. Stein 71 Fairlee Road, Waban, MA 02468	1,466,334	(3)	12.25%
David Spiegel 600 Mountain Street, Sharon, MA 02067	1,814,532	(4)	15.16%
Sheryl B. Stein 150 East 57th Street, New York, NY 10022	880,470	(5)	7.36%
Leo Spiegel 30 Ashcroft Road, Sharon, MA 02067.	783,636		6.55%
David B. Meyers	329,000	(6)	2.75%
Alan W. Tuck	301,500	(7)	2.52%
Arthur S. Reynolds	54,500	(8)	*
Paul J. Murphy	24,000	(9)	*
Craig A. Dubitsky	20,000	(10)	*
All executive officers and directors as a group (8 persons)	5,028,304	(11)	35.05%

*                    Represents beneficial ownership of less than 1% of the Company’s outstanding shares of Common Stock.

**             Addresses are given for beneficial owners of more than 5% of the Company’s outstanding stock only.

(1)          The number of shares of Common Stock issued and outstanding on May 24, 2007 was 11,968,332. The calculation of percentage ownership of each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on April 24, 2007, including shares of Common Stock subject to options and/or warrants held by such person at May 24, 2007 and exercisable within 60 days thereafter. On December 28, 2005, Apogee filed a Form 8-K with the SEC announcing that the Board of Directors approved the accelerated vesting of certain unvested stock options awarded to employees and non-employee members of the Board of Directors. As a result of the Board’s approval, the vesting provisions for options covering approximately 880,000 underlying shares of Common Stock were accelerated. Approximately 665,000 of the underlying Shares, of the total accelerated, belong to executive officers and non-employee members of the Board of Directors. The Board only accelerated the vesting of those options having exercise prices in excess of $2.00 per share and did not accelerate the vesting of any options with exercise prices below $2.00 per share. The persons and entities named in the table have sole voting and investment power with respect to all Shares shown as beneficially owned by them, except as noted below.

(2)          Includes 96,100 shares of Common Stock owned directly by Mr. Stein, 1,745,000 shares of Common Stock which may be purchased by Mr. Stein upon the exercise of fully vested options, 111,400 shares of Common Stock owned by Mr. Stein’s wife, and 1,466,334 shares of Common Stock owned by H.M. Stein Associates (“HMSA”).

(3)          The partners of HMSA are Herbert M. and Renee Stein, their daughters, Erica, Sheryl and Sharyn and Fairlee Corporation. Mr. Stein has an 8% general partnership interest in HMSA. Mr. Stein and his wife, Renee Stein, are the sole stockholders of Fairlee Corporation, which has a 1% general partnership interest in HMSA. Mr. Stein disclaims beneficial ownership of 91% of such shares.

(4)          Includes 1,731,232 shares of Common Stock owned directly by Mr. Spiegel, 200 shares of Common Stock owned by Mr. Spiegel’s wife and 400 shares of Common Stock owned by Mr. Spiegel’s wife as custodian for two minor children. Includes 82,700 shares of Common Stock owned by The Spiegel Family Limited Partnership. Mr. Spiegel has sole voting and investment power with respect to these shares, but disclaims beneficial ownership of 68% of such shares.

(5)          Includes 260,400 shares of Common Stock owned directly by Ms. Stein, 100,000 shares of Common Stock which may be purchased by Ms. Stein upon exercise of fully vested options. Includes 19,400 shares of Common Stock owned by H.M. Stein & Co. and 500,670 shares of Common Stock owned by HMSA.

(6)          Includes 329,000 shares of Common Stock which may be purchased by Mr. Meyers upon exercise of fully vested options.

(7)          Includes 127,000 shares of Common Stock owned directly by Mr. Tuck, 104,500 shares of Common Stock which may be purchased by Mr. Tuck upon exercise of fully vested options, 60,000 shares owned by Mr. Tuck’s wife and 10,000 shares held in a trust for Mr. Tuck’s brother of which Mr. Tuck disclaims beneficial ownership.

(8)          Includes 54,500 shares of Common Stock which may be purchased by Mr. Reynolds upon exercise of fully vested options.

(9)          Includes 12,000 shares of Common Stock which may be purchased by Mr. Murphy upon exercise of fully vested options and 12,000 shares of Common Stock which may be purchased within 60 days of May 24, 2007.

(10) Includes 20,000 shares of Common Stock which may be purchased by Mr. Dubitsky upon exercise of fully vested options.

(11) Includes 2,365,000 shares of Common Stock which may be purchased upon exercise of fully vested options and 12,000 shares of Common Stock which may be purchased within 60 days of May 24, 2007.

MANAGEMENT

Directors and Executive Officers

The Board of Directors

The Company’s Restated Certificate of Incorporation, as amended, and Restated By-Laws provide for the Company’s business to be managed by or under the direction of the Board of Directors. Under the Company’s Restated Certificate of Incorporation, as amended and Restated Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors is currently fixed at a minimum of four (4) and a maximum of nine (9). There are currently five members on the Board of Directors.

Set forth below are the names of the directors as of the date of this report, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name	Age	Position with the Company	Term Ending at Annual Meeting
Herbert M. Stein	78	Chairman of the Board, President and Chief Executive Officer	2007
Craig A. Dubitsky(3)	41	Director	2008
Arthur S. Reynolds(1), (2), (3)	63	Director	2009
Sheryl B. Stein	52	Director	2009
Alan W. Tuck(1), (2), (3)	58	Director	2008

(1)          Member of the Audit Committee

(2)          Member of the Compensation Committee

(3)          Member of the Governance and Nominating Committee

Mr. Herbert M. Stein, a Class III director, has served as the Company’s President and Chief Executive Officer since January 2001. Mr. Stein has been a director of the Company since 1996 and has been Chairman of the Board since January 2000. Mr. Stein was Chairman of the Board of Directors of Organogenesis Inc. from 1991 through 1999 and was Chief Executive Officer of Organogenesis from 1987 through 1999.

Mr. Craig A. Dubitsky, a Class I director, has served as a director since June 30, 2004. Mr. Dubitsky is the Founder and Managing Partner of 20-10 LLC, an early stage venture capital and strategic advisory firm. Mr. Dubitsky was Senior Vice President of Venture Development for the Simon Property Group, the largest retail REIT in the United States from October 2000 through March 2002. In addition Mr. Dubitsky was Founder and CEO of BIGMOVE, Inc./Masterkey until it was acquired by Public Storage in 2000 as well as Vice President and LME Specialist at the Salomon Smith Barney division of Citigroup from 1994 through 1999. Mr. Dubitsky currently serves on the Board of Directors of, Sharps USA, LLCOT-Overtime LLC, Digital Advertising Network and Upsource Partners.

Mr. Arthur S. Reynolds, a Class II director, has served as a director since November 2003. Mr. Reynolds is the Founder of Rexon Limited of London and New York where, since 1999, he has served as Managing Director. Mr. Reynolds was Founder, Co-owner and Managing Partner of London-based

Value Management & Research (UK) Limited from 1997 to 1999. In addition, Mr. Reynolds has held executive positions at Merrill Lynch International Bank Limited, Banque de la Societe Financiere Europeene, J.P. Morgan & Company and Mobil Corporation.

Ms. Sheryl B. Stein, a Class II director, has served as a director of the Company since August 2000. Since January 1993, Ms. Stein has been employed at Bedford Group, Inc. where she currently serves as Co-Chief Executive Officer.

Mr. Alan W. Tuck, a Class I director, has served as a director of the Company since 1998. He was Chief Strategic Officer of Organogenesis Inc. from September 1997 to July 2000, and, at various times from August 1996 to June 1998, was Strategic Advisor to Dyax Corp., Executive Vice President and Chief Strategic Officer of Biocode, Inc., and Chief Strategic Officer of ImmuLogic Pharmaceutical Corporation. Mr. Tuck was President and Chief Executive Officer of T Cell Sciences, Inc. from February 1992 to May 1996. He is currently a director of GTC Biotherapeutics, Inc. and a Partner at the Bridgespan Group, a non-profit consulting company.

Executive Officers

The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position with the Company
Paul J. Murphy	59	Chief Financial Officer and Vice President of Finance
David B. Meyers	48	Chief Operating Officer
Alexander J. Andrianov	49	Vice President Research and Development

Mr. Paul J. Murphy joined the Company in June 2005 in the role of Chief Financial Officer and Vice President of Finance, including the responsibilities of the Company’s Principal Accounting Officer. Prior to joining the Company, from June 2004 to June 2005, Mr. Murphy was an independent contractor with JH Cohn, LLP, an accounting firm, working on engagements with public companies to design, assess and test controls for compliance with Section 404 of the Sarbanes-Oxley Act of 2002. From March 2002 until June 2004, Mr. Murphy worked as a self-employed consultant for companies on short-term projects of the type ordinarily undertaken by a Chief Financial Officer. From February 1999 through January 2002, Mr. Murphy was the Senior Vice President, Chief Financial Officer and Treasurer of Artel Video Systems, Inc., a video networking technology company. From 1979 through 1999, Mr. Murphy worked as a Chief Financial Officer with four companies, three of which were publicly traded issuers.

Mr. David B. Meyers was appointed the Company’s Chief Operating Officer in February 2001. From January 2000 until February 2001 he was the Company’s Vice-President, Business Development. Since 1996 he has served under various research, engineering and development roles at Apogee and is one of the inventors of the DDX technology. Prior to joining the Company, Mr. Meyers was a principal engineer with Arinc Research Corporation and held engineering and research positions at Northrop Grumman Corporation and Rockwell International performing systems analysis and MEMS sensor development.

Mr. Alexander K. Andrianov joined the Company in September 2006. Dr. Andrianov will support the design and development of novel drug coating and encapsulation technologies for the Company’s PyraDerm™ intradermal drug delivery system. Dr. Andrianov brings over 20 years experience in applications of polymers as biomaterials and drug delivery systems. Most recently he was the founder Chief

Scientific Officer of Parallel Solutions from 2001 until 2006, where he developed biodegradable polymers for protein delivery and discovered a new class of potent vaccine immunoadjuvants. Prior to starting Parallel, he worked for Physical Science, Inc. as Principal Research Scientist and at Avant Immuonotherapeutics, Inc. as Director of Polymer Synthesis and Formulation. Dr. Andrianov is listed as an inventor on over 35 patents and patent applications and has published numerous technical papers. Dr. Andrianov received his Ph.D. in Polymer Science from Moscow State University in 1985 and served as a faculty member until 1991. He continued his academic training at the Massachusetts Institute of Technology working with Professor Robert Langer.

Family Relationships

Herbert M. Stein is the father of Sheryl B. Stein. There are no other family relationships among our directors, executive officers or persons nominated or chosen to become directors or executive officers.

Involvement in Certain Legal Proceedings

No events have occurred during the past five years that are required to be disclosed pursuant to Item 401(d) of Regulation S-B.

General Information Concerning the Board of Directors and its Committees

During the fiscal year ended December 31, 2006 there were four (4) meetings of the Board of Directors. In addition, from time to time, the members of the Board of Directors acted by unanimous written consent pursuant to Delaware law. The Board of Directors has four standing committees: the audit committee, the compensation committee, the nominating and corporate governance committee, and the executive committee. Each of the directors attended all of the meetings of the Board and Board Committees (of which he or she was a member) held during the last fiscal year with the exception of one director who did not attend one meeting.

Audit Committee.

The Board of Directors has established a separately designated, standing Audit Committee that performs the role described in section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is currently comprised of Messrs. Alan W. Tuck and Arthur S. Reynolds, each of whom is independent in accordance with the applicable rules promulgated by the SEC and The American Stock Exchange Listing Standards. The Audit Committee selects and retains the independent auditors to audit the Company’s financial statements, approves the terms of the engagement of the independent auditor and reviews and approves all fees charged for audits and for any non-audit projects. The Board of Directors has adopted a revised written charter for the Audit Committee, a copy of which is posted on the Company’s website at:  http://www.apogeebio.com.

The Board of Directors has concluded that Mr. Reynolds meets the definition of an Audit Committee Financial Expert as such term is used in the rules and regulations of the SEC. The Audit Committee’s responsibilities also include: overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the Company’s independent auditors and other such matters as may be assigned by the Board of Directors. During the fiscal year ended December 31, 2006, the Audit Committee held five (5) meetings.

Compensation Committee.

The Compensation Committee is currently comprised of Messrs. Alan W. Tuck and Arthur S. Reynolds, each of whom qualifies as an independent director under the rules of The American Stock Exchange. The Compensation Committee reviews and determines salaries, equity grants and incentive compensation of the chief executive officer and other executive officers and is responsible for performing the other related responsibilities set forth in its Duties and Responsibilities. During the fiscal year ended December 31, 2006, the Compensation Committee held one (1) meeting.

Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Alan W. Tuck, Arthur S. Reynolds and Craig Dubitsky, each of whom is independent in accordance with the applicable American Stock Exchange Listing Standards. The Nominating and Corporate Governance Committee selects and recommends individuals to be presented to the shareholders of the Company for election or re-election to the Board or Directors, oversees the evaluation of the Board of Directors and Company management, monitors corporate governance principles, practices and guidelines for the Board of Directors and the Company and is responsible for performing other responsibilities as set forth in its written charter, a copy of which is posted on the Company’s website at:   http://www.apogeebio.com.

In evaluating director nominees, the nominating and corporate governance committee considers the following factors:

•       business-related knowledge, skills and experience of the nominee;

•       experience with corporate governance matters and compliance obligations of a public company, including experience with disclosure and accounting rules and practices;

•       integrity of the nominee;

•       mix of talent and experience and diversity of the directors as a group;

•       other professional and business commitments of the nominee, including the number of other boards on which the nominee serves, including public and private boards; and

•       other factors as may be deemed to be in the best interests of the Company and its Stockholders.

The Board of Directors currently does not have a written policy regarding attendance by directors at the Company’s annual meeting of Stockholders; however, the Board has passed a resolution stating a policy that they are strongly encouraged to attend, and the Company schedules a meeting of the Board of Directors on the same date as the annual stockholders meeting. The following directors of the Company attended the annual stockholders meeting in 2006:  Arthur S. Reynolds, Sheryl B. Stein and Alan W. Tuck.

Director Independence

The Board of Directors has determined that Messrs. Tuck, Reynolds and Dubitsky are independent in accordance with applicable American Stock Exchange Listing Standards. Mr. Stein is not considered independent because he is currently serving as the Company’s President and Chief Executive Officer. Ms. Stein is not considered independent because she is the daughter of Mr. Stein, the Company’s President and Chief Executive Officer.

Code of Ethics

Our Board of Directors has adopted a code of ethics, which applies to all of our directors, officers and employees. Our code of ethics is specifically intended to comply with Item 406 of Regulation S-B. This code of ethics, which is included as part of the Company’s Code of Conduct and Ethics, is posted on the Company’s website at:  http://www.apogeebio.com.

Corporate Governance

Stockholder Communications with the Board

Any Stockholder may contact the Chairman of the Board or other members of the Board of Directors by sending an email to the following address: bod@apogeebio.com. Alternatively, a stockholder can contact the Chairman of the Board or the other members of the Board of Directors by writing to:  Board of Directors, c/o Compliance Officer, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts 02062. All communications received either electronically or in writing will be distributed to the Chairman of the Board or the other appropriate member or members of the Board depending on the facts and circumstances outlined in the communication received.

Director Nominations and Qualifications

The Company’s By-Laws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Company’s Board of Directors at the Annual Meeting of Stockholders. No recommendations have been received from stockholders requesting that the nominating and corporate governance committee consider a candidate for inclusion as a nominee to be presented at the 2007 Annual Meeting of Stockholders. The nominating and corporate governance committee will consider qualified candidates for director suggested by a stockholder. Stockholders can suggest qualified candidates for director by writing to our corporate secretary at 129 Morgan Drive, Norwood, Massachusetts 02062.

Submissions received that meet the criteria set forth below will be forwarded to the chairman of the nominating and corporate governance committee for further review and consideration. To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the thy on which public announcement of the date of such meeting is first made by the Corporation. A stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in the by-laws. Nominations not received, in the appropriate manner or during the  time frame discussed above will not be voted on at the Annual Meeting. Even if a nomination is received in the correct manner and during that time frame, the proxies that the Company solicits for the meeting may still exercise discretionary voting authority on the nomination under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors has furnished the following report on Audit Committee matters:

Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems internal accounting controls. The Audit Committee’s primary responsibility is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.  The Board of Directors oversees all aspects of the Company’s financial accounting, audit and reporting function, including the disclosure controls and procedures and internal controls and procedures relating thereto, monitors the adequacy of the Company’s financial and accounting reporting practices, and appoints the independent auditors and evaluates their independence and performance. In addition, the Audit Committee approves all audit services to be provided by any independent auditing firm, as well as all audit and non-audit services provided by the independent auditors. The Audit Committee provides the Board of Directors additional information and material necessary to make the Board aware of any significant financial, accounting and internal control matters that require the attention of the Board.

The role and responsibilities of the Audit Committee are set forth in the revised written Committee Charter adopted by the Board, a copy of which is posted on the Company’s website at http://www.apogeebio.com. Under this charter, the Audit Committee must consist of at least two directors and each must be “independent” as defined by the rules of The American Stock Exchange. The current members of the committee are:  Mr. Alan W. Tuck and Mr. Arthur S. Reynolds, both of whom are independent as defined by such rules.

Apogee’s financial and senior management are responsible for the Company’s financial reporting process and systems of internal controls. The Company’s independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing reports on these consolidated financial statements. The Audit Committee is responsible for overseeing these processes.

As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management of the Company and the Company’s independent auditors all annual financial statements and quarterly operating results prior to their issuance. During fiscal 2006, management advised the Committee that each set of financial statements for fiscal years ended 2006 and 2005 had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with the Company’s outside auditors’ matters relating to its independence, including a review of the audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based upon the Audit Committee’s reviews and discussions with management and the independent registered public accounting firm, the undersigned Committee members recommended to the Board of Directors to approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, as amended, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Arthur S. Reynolds
Alan W. Tuck

EXECUTIVE COMPENSATION

The table below sets forth information concerning compensation paid to Herbert M. Stein, Paul J. Murphy, David B. Meyers, Alexander K. Andrianov and Nevenka Golubovic-Liakopoulos. As set forth below, our compensation program for our executive officers consists of base salary and discretionary option awards.

Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)		Option Awards ($)(3)	All Other Compensation ($)		Total ($)
Herbert M. Stein President and Chief Executive Officer	2006	$295,000	(2)	$228,360	$278,419	(4)	$801,779
Paul J. Murphy Vice President Finance and Chief Financial Officer	2006	$160,000		$15,403	$-0-		$175,403
David B. Meyers Chief Operating Officer	2006	$170,000		$3,228	$-0-		$173,228
Alexander K. Andrianov Vice President Research and Development	2006	$39,917	(5)	$3,744	$-0-		$43,661
Nevenka Golubovic-Liakopoulos Vice President Medical Products Group(6)	2006	$126,083		$7,986	$5,000		$139,069

(1)          Currently, none of the officers of the Company are under employment contracts with the exception of Mr. Herbert M. Stein.

(2)          Mr. Stein is compensated pursuant to an employment agreement of which the initial term ends on January 1, 2007; the agreement is automatically extended for additional two-year periods unless terminated by Mr. Stein or the Board of Directors no later than 120 days prior to the end of the initial term or any successive term. Mr. Stein is entitled to an annual base salary, effective January 1, 2004, of $295,000 which may be increased at the discretion of the Company’s Board of Directors, and annual bonuses as determined by the Company’s Board of Directors.

(3)          The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS 123(R) of awards of stock options and thus include amounts from awards granted in and prior to 2006. Assumptions used in this calculation are included in Part II - Item 7, Financial Statements and Supplementary Data of the Annual Report on Form 10-KSB, as amended, and Footnote 2 of the Financial Statements—Summary of Accounting Policies—Stock Based Compensation and Footnote 17 of the Financial Statements—Stock Based Compensation, contained therein.

(4)          The Company has been assuming and will continue to assume the legal costs and related expenses of Herbert M. Stein, in connection with the civil case in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida entitled Joseph Shamy v. Herbert M. Stein, case No.: 50 2005 CA 007719 XXXXMB. As of December 31, 2006, the Company has incurred $278,419 toward this indemnification.

(5)          Dr. Andrianov joined the Company on September 12, 2006.

(6)          Separated from the Company as of December 20, 2006.

Employment Agreements

In March 2004, the Company entered into an employment agreement with Herbert M. Stein pursuant to which Mr. Stein serves as the Company’s Chief Executive Officer and President, as well as Chairman of the Board of Directors, subject to the rights of the shareholders of the Company to elect the Company’s directors. The employment agreement is for an initial term ending on January 1, 2007 and is to be automatically extended for additional two-year periods unless terminated by either party no later than 120 days prior to the end of the initial term or any successive term. Mr. Stein is entitled to an annual base salary, effective January 1, 2004, of $295,000 which may be increased at the discretion of the Company’s Board of Directors, and annual bonuses as determined by the Company’s Board of Directors. Upon a change of control of the Company, as defined in the agreement, all stock options held by Mr. Stein shall become fully vested. The Company may terminate the employment agreement with or without cause, as defined in the agreement. In the event of Mr. Stein’s death or disability, the agreement provides that he (or his estate) shall be entitled to accrued salary through the date of termination, any bonus the Board of Directors has determined appropriate, and any proceeds or other benefits from insurance policies or other benefit plans to which he (or his estate) would be entitled. In the event that Mr. Stein’s employment is terminated for cause, he shall only be entitled to accrued salary through the date of termination. In the event that Mr. Stein is terminated without cause, he shall be entitled to accrued salary through the date of termination, continued base salary payments for the greater of 24 months or the remainder of the term of the agreement, continued medical plan benefits for 24 months following the date of termination, and an amount equal to the highest bonus he has previously received under the agreement, prorated to the date of termination. In the event that Mr. Stein voluntarily terminates his employment, he shall be entitled to accrued salary through the date of termination and an amount equal to the highest bonus he has previously received under the agreement, prorated to the date of termination.

Outstanding Equity Awards At Fiscal Year-End

The following table shows grants of stock options and grants of unvested incentive plan awards on the last day of the fiscal year ended December 31, 2006, to each of the executive officers named in the Summary Compensation Table.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Herbert M. Stein	300,000	-0-		-0-	$0.950	08/17/2016
	200,000	-0-		-0-	$8.920	06/07/2014
	175,000	-0-		-0-	$8.650	03/25/2014
	200,000	-0-		-0-	$4.080	03/27/2013
	100,000	-0-		-0-	$2.710	01/21/2013
	100,000	-0-		-0-	$5.500	04/03/2012
	350,000	-0-		-0-	$6.300	12/21/2011
	100,000	-0-		-0-	$6.300	08/16/2011
	100,000	-0-		-0-	$6.250	02/12/2011
	80,000	-0-		-0-	$1.240	05/19/2010
	40,000	-0-		-0-	$.0275	07/01/2007
David B. Meyers	-0-	25,000	(1)	-0-	$0.950	08/17/2016
	-0-	15,000	(2)	-0-	$0.800	09/12/2016
	50,000	-0-		-0-	$9.060	06/02/2014
	50,000	-0-		-0-	$8.650	03/24/2014
	50,000	-0-		-0-	$4.325	03/18/2013
	50,000	-0-		-0-	$5.900	03/04/2012
	35,000	-0-		-0-	$6.250	02/12/2011
	20,000	-0-		-0-	$1.690	04/06/2010
	74,000	-0-		-0-	$0.250	07/01/2007
Paul J. Murphy	-0-	25,000	(3)	-0-	$0.950	08/17/2016
	12,000	48,000	(4)	-0-	$1.270	06/01/2015
Alexander K. Andrianov	-0-	60,000	(5)	-0-	$0.800	09/12/2016
Nevenka Golubovic-Liaopoulos*	2,500	-0-		-0-	$1.270	03/20/2007
	25,000	-0-		-0-	$8.500	03/20/2007

(1)          25,000 Options granted on August 17, 2006; vesting at 20% per year beginning at the first anniversary of the grant date.

(2)          15,000 Options granted on September 12, 2006; vesting at 20% per year beginning at the first anniversary of the grant date.

(3)          25,000 Options granted on August 17, 2006; vesting at 20% per year beginning at the first anniversary of the grant date.

(4)          60,000 Options granted on June 1, 2005; vesting at 20% per year beginning at the first anniversary of the grant date.

(5)          60,000 Options granted on September 12, 2006; vesting at 20% per year beginning at the first anniversary of the grant date.

*                    Separated from the Company as of December 20, 2006 resulting in the cancellation of an additional 65,000 options.

Termination or Change in Control Arrangements

Other than Mr. Stein’s employment agreement, which may provide for payments in connection with his termination, as discussed above, there are no arrangements with any executive officer that would provide for payments in connection with their termination or a change in control of the Company.

Director Compensation

Directors who are also employees of the Company do not receive compensation for serving as directors. Directors who are not employees of the Company are paid a retainer and are reimbursed for ordinary and necessary travel expenses incurred in connection with attendance at each board meeting. The annual retainer in fiscal 2006 was $5,000. In fiscal 2006, each non-employee director earned $1,250 per quarter. In addition members of both the audit committee and compensation committee received an annual retainer of $2,000 payable quarterly. During fiscal 2006 the Audit Committee chairperson received an annual retainer $5,000 and the Compensation Committee chairperson received an annual retainer of $4,000, payable quarterly.

In addition to the cash compensation discussed above, Directors are eligible to participate in the Company’s 1997 Employee, Director and Consultant Stock Option Plan (the “Plan”). Options granted under the Plan to non-employee directors’ vest over a five year period beginning after one year of service from the date of grant. Options to purchase 20,000 shares of the Company’s Common Stock, at an exercise price of $0.95 per share, vesting over five years, were granted under the Plan during the year ended December 31, 2006 to each of Craig A. Dubitsky, Arthur S. Reynolds, Sheryl B. Stein and Alan W. Tuck.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Craig A. Dubitsky	$5,000	$1,834	$6,834
Arthur S. Reynolds	$12,000	$9,023	$21,023
Sheryl B. Stein	$5,000	$1,834	$6,834
Alan W. Tuck	$11,000	$5,428	$16,428

(1)          The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS 123(R) of awards of stock options and thus include amounts from awards granted in and prior to 2006. Assumptions used in this calculation are included in Part II - Item 7, Financial Statements and Supplementary Data of the previously filed Annual Report on Form 10-KSB and Footnote 2 of the Financial Statements—Summary of Accounting Policies—Stock Based Compensation and Footnote 17 of the Financial Statements—Stock Based Compensation.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The table below provides certain aggregate information with respect to the Company’s 1997 Employee, Director and Consultant Stock Option Plan in effect as of December 31, 2006.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Security Holders(1)	2,899,100	$4.65	631,180
Equity Compensation Plans not Approved by Security Holders	N/A	N/A	N/A
Total	2,899,100	$4.65	631,180

(1)          This plan consists of the 1997 Employee, Director and Consultant Stock Option Plan initially approved by the Company’s stockholders in 1997. The 1997 Employee, Director and Consultant Stock Option Plan expired by its terms on May 14, 2007, as a result the are currently no securities authorized for issuance under any equity compensation plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except for a grant on August 17, 2006 that was made to all of our directors and executive officers serving at the time, which was subsequently remedied by a filing for all parties on September 12, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In April 1997, the Company moved its principal executive offices to a facility owned by Mr. David Spiegel, a major shareholder of the Company. On October 1, 2001 the Company signed a 24-month lease for this facility, expiring September 30, 2003. Subsequently, the Company signed two lease extensions. The most recent lease extension expired on December 31, 2005.

The Company is currently renting this facility on a month-to-month basis. The Company rents the facility for $4,400 per month effective October 1, 2001. Rent paid during 2006, 2005 and 2004 amounted to

$158,400 in the aggregate. The Company believes that amounts paid pursuant to this lease are at or below market value.

In March 2004, the Company entered into an employment agreement with our President and Chief Executive Officer, Herbert M. Stein. All of Mr. Stein’s compensation from the Company is described in detail above.

Policy for Approval of Related Person Transactions

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

•       our executive officers;

•       our Directors;

•       the beneficial owners of more than 5% of our securities;

•       the immediate family members of any of the foregoing persons; and

•       any other persons whom the Board determines may be considered related persons.

For purposes of these procedures, “immediate family members” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or 5% beneficial owner.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the Audit Committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

The Audit Committee or its chairman, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

FINANCIAL AND OTHER INFORMATION

The Company is mailing its 2006 Annual Report to the Stockholders with this Proxy Statement. The 2006 Annual Report contains the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, as amended. The Company’s Form 10-KSB for the year ended December 31, 2006 and the amendments thereto can also be accessed online at the website of the Securities and Exchange Commission, www.sec.gov. The documents are also available without charge by requesting them in writing from Apogee Technology, Inc., 129 Morgan Drive, Norwood, MA  02062 or by telephone (781) 551-9450.

MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

On June 11, 2007 the Board of Directors nominated Herbert M. Stein for election at the Annual Meeting. The Board of Directors currently consists of five (5) members, classified into three classes as follows: Craig A. Dubitsky and Alan W. Tuck constitute a class with a term ending in 2008 (the “Class I directors”); Arthur S. Reynolds and Sheryl B. Stein constitute a class with a term ending in 2009 (the “Class II directors”); and Herbert M. Stein constitutes a class with a term that expires at the upcoming Annual Meeting (the “Class III directors”). At each Annual Meeting of Stockholders, directors are elected for a full term of three (3) years to succeed those directors whose terms are expiring.

The Board of Directors has voted (i) to set the size of the Board of Directors at five (5) members and (ii) to nominate Herbert M. Stein for election at the Annual Meeting for a term of three (3) years to serve until the 2010 Annual Meeting of Stockholders, and until their respective successors are elected and qualified. The Class I directors Craig A. Dubitsky and Alan W. Tuck  and the Class II directors Arthur S. Reynolds and Sheryl B. Stein will serve until the Annual Meetings of Stockholders to be held in 2008 and 2009, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for this nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Herbert M. Stein as a director. In the event that Mr. Stein becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place. We have no reason to believe that Mr. Stein will be unable or unwilling to serve as a director. When there are multiple nominees for director, the directors who receive the most votes (also known as a “plurality” of the votes) will be elected. In this case, you may vote either FOR the nominee or WITHHOLD your vote from the nominee.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. STEIN AS A DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TWO

AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE FROM 20,000,000 SHARES TO 40,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

The Board of Directors has determined that it is advisable to increase our authorized common stock from 20,000,000 shares to 40,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation, as amended effecting the proposed increase. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Appendix B.

As of May 25, 2007, approximately 11,968,332  million shares of our common stock were issued and outstanding (excluding treasury shares). Accordingly, a total of approximately 8,031,668 million shares of common stock is available for future issuance.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or for other corporate purposes is desirable to avoid repeated separate amendments to our Restated Certificate of Incorporation, as amended, and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

We will not solicit further authorization by vote of the Stockholders for the issuance of the additional shares of Common Stock proposed to be authorized, except as required by law, regulatory authorities or rules of the American Stock Exchange or any other stock exchange on which our shares may then be listed. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our Stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Meeting is required to approve the amendment to our Restated Certificate of Incorporation, as amended, to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 20,000,000 TO 40,000,000 UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL THREE

AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO CREATE 5,000,000 SHARES OF UNDESIGNATED PREFERRED STOCK

The Board of Directors has determined that it is advisable to create 5,000,000 shares of undesignated Preferred Stock, which will mean that this Preferred Stock will have rights and preferences to be determined in the future by, and in the sole discretion of, the Board of Directors and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation, as amended, the full text of the proposed amendment is attached at Appendix B.

As of May 25, 2007, approximately 11,968,332  million shares of our common stock were issued and outstanding (excluding treasury shares). Accordingly, a total of approximately 8,031,668 million shares of common stock is available for future issuance.

The Board of Directors believes it is in our best interest to have sufficient additional authorized but unissued shares of Preferred Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or for other corporate purposes is desirable to avoid repeated separate amendments to our Restated Certificate of Incorporation, as amended and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments.

Description of the Undesignated Preferred Stock

This approval will give the Board of Directors wide latitude to create terms, rights and preferences in the Preferred Stock that do not currently exist in Apogee’s capitalization structure. Our Board of Directors will have broad discretionary authority with respect to the rights of any new series of Preferred Stock and may take several actions without any vote or action of the stockholders, including:

•       To determine the number of shares to be included in each series;

•       To fix the designation, voting powers, preferences and relative rights of the shares of each series and any qualifications, limitations or restrictions; and

•       To increase or decrease the number of shares of any series.

We believe that the ability of our Board of Directors to issue one or more series of Preferred Stock will provide us with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs that might arise. The authorized shares of Preferred Stock, as well as shares of Common Stock, will be available for issuance without action by our Stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded.

The Board of Directors may authorize, without stockholder approval, the issuance of Preferred Stock with voting and conversion rights, that could adversely affect the voting power and other rights of holders of Common Stock. Preferred Stock could be issued quickly with terms designed to delay or prevent a change in the control of our company or to make the removal of our management more difficult. This could have the effect of decreasing the market price of our Common Stock. Although our Board of Directors has no intention at the present time of doing so, it could issue a series of Preferred Stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt of our company. Our Board of Directors will make any determination to issue such shares based on its judgment as to our company’s best interest and the best interests of our Stockholders. Our Board of Directors could issue Preferred Stock having terms that could discourage an acquisition attempt through which an acquirer may be able to change the composition of the Board of Directors, including a tender offer or other transaction that some, or a majority, of our Stockholders might believe to be in their best interests or in which Stockholders might receive a premium for their stock over the then-current market price. Although we are currently pursuing strategic alternatives and seeking additional financing, we have no present plans to issue any shares of our Preferred Stock.

We currently have no specific understandings, arrangements or agreements with respect to any future transactions that would require us to issue any shares of our Preferred Stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future. The issuance of shares of Preferred Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our Stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Meeting is required to approve the amendment to our Restated Certificate of Incorporation, as amended, to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO CREATE 5,000,000 SHARES OF UNDESIGNATED PREFERRED STOCK UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL FOUR

APPROVE THE PROPOSED APOGEE TECHNOLOGY, INC. 2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

General

Due to the May 14, 2007 expiration of our longstanding 1997 Employee, Director and Consultant Stock Option Plan (the “Previous Plan”), which was initially approved by the Company’s stockholders in 1997, the Directors have determined that it is in the best interest of the Company to instate a new employee, director and consultant equity plan. The 575,680 shares authorized but unissued under the Previous Plan are no longer eligible for issuance. The Board of Directors approved the 2007 Employee, Director and Consultant Stock Plan on June 11, 2007 (the “Plan”) and recommends its approval by the Company’s Stockholders. The Plan is attached hereto as Appendix A. Stockholder approval of our Plan is required by the listing rules of the American Stock Exchange (the “AMEX”). It is also being submitted to you for approval at the 2007 Annual Meeting of Stockholders in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code.

The Plan authorizes 750,000 shares eligible for issuance, however the Plan will have an “evergreen” feature, which will replenish and restore the Plan to a maximum of 750,000 shares eligible for issuance per year provided, however in no event shall the number of shares eligible for issuance under the Plan be greater than 7% of the number of shares of Common Stock outstanding on a fully diluted basis on the close of business on the on the day prior to the increase.

Summary of Material Features of the Plan.

The following is a summary of the key provisions of the Plan.

Purpose:

The purpose of the Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

Administration:

The Plan is to be administered by our Board of Directors, except to the extent that it delegates its authority to a committee of the Board of Directors. The Board of Directors has designated its Compensation Committee as the administrator of the Plan (the “Administrator”).

The Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the Plan, our Compensation Committee will determine the terms of awards, including:

	•	which employees, directors and consultants will be granted awards;
	•	the number of shares subject to each award;
	•	the vesting provisions of each award;
	•	the termination or cancellation provisions applicable to awards; and
	•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

Awards:

The Plan will allow us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards, to employees, consultants and directors (approximately 15 people) who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success.

Shares Available:

The Plan authorizes the issuance of 750,000 shares of Common Stock for awards under the Plan. On the first day of each of Apogee’s fiscal years during the period beginning on and including the first day of fiscal year 2008, and ending on the second day of fiscal year 2017, the number of shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 750,000 shares; and (ii) an amount determined by the Board. However, in no event shall the number of shares eligible for issuance under the Plan be greater than 7% of the number of shares of Common Stock outstanding on a fully diluted basis on the close of business on the on the day prior to the increase.

Option Exercise Price:

For non-qualified options, the exercise price per share is determined by the Compensation Committee, subject to the limitation that the exercise price is at least equal to 100% of the fair market value per share of Common Stock on the date of grant of the non-qualified option.

For incentive stock options, the exercise price per share is determined by the Compensation Committee, subject to the limitation that the exercise price at least equal 100% of the fair market value per share of common stock on the date of grant of the incentive stock option. If the optionee owns more than 10% of the total combined voting power of Apogee, the exercise price per share must at least equal 110% of the fair market value per share of common stock on the date of grant of the incentive stock option.

Term of Options:

The term of non-qualified options is determined by the Compensation Committee, although it is generally ten years. For incentive stock options, the term of the option, like the exercise price, depends upon the ownership interest of the optionee in Apogee. Generally, the term of an incentive stock option is ten years. If the optionee owns more than 10% of the total combined voting power of Apogee, the term of the incentive stock option will be no more than five years. An option is subject to early termination upon the termination of employment or other relationship of the optionee with us, whether such termination is at the option of us, the optionee, or as a result of the death or disability of the optionee.

Vesting; Exercise of Options:

An option may be exercised by giving written notice to us together with provision for payment of the full exercise price for the number of shares as to which the option is being exercised. The ability of an optionee to exercise an option, however, is subject to the vesting of the option. At the time the option is granted, a vesting period is established, which generally extends over a period of a few years. As the option vests, an optionee will be able to exercise the option with respect to the vested portion of the shares and ultimately with respect to all of the vested shares, until such time as the option expires or terminates. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability. Options, however, will not be exercisable if the termination of service was due to cause.

Restricted Stock:

Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a stockholder, except that the restrictions set forth in the applicable award agreement apply. The holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards:

The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock units in which shares of our common stock are not issued until the performance or vesting period is satisfied.

Adjustments to Our Common Stock:

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Mergers and Other Reorganizations:

Upon a merger or other reorganization event, depending on the circumstances, our Board of Directors or Compensation Committee, may, in their sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

	•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•

upon written notice to a participant provide that the participant’s unexercised options will become exercisable and will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•

in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options; and

•

provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of the American Stock Exchange, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval.

Expiration of Plan:	Our Plan expires on June 9, 2017.

New Plan Benefits

As of May 25, 2007, the Previous Plan had an aggregate of 575,680 shares remaining that were eligible for issuance, or use in the form of option grants. The shares remaining under the Previous Plan are no longer eligible for issuance. No shares have been issued under the current Plan. The amounts of future grants under the Plan are not determinable as awards under the Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or of any such awards. On May 25, 2007, the closing market price per share of our common stock was $0.80, as reported by the AMEX.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2006 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2006 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to Apogee at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and Apogee will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to Apogee at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to Apogee in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. Apogee generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. Apogee generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units and Stock Based Awards:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

The affirmative vote of a majority of the votes present or represented and entitled to vote at the Meeting is required to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE PROPOSED 2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL FIVE

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Miller Wachman LLP, the independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2006. The Board proposes that the Stockholders ratify this appointment.  Miller Wachman LLP audited the Company’s financial statements for the fiscal years ended December 31, 2006, December 31, 2005, December 31, 2004 and restated December 31, 2003. The Company expects that representatives of Miller Wachman LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Miller Wachman LLP, our independent registered public accounting firm, for the audit of the Company’s annual financial statements for the years ended December 31, 2006 and December 31, 2005, and fees billed for other services rendered by Miller Wachman LLP during those periods.

	2006	2005
Audit fees:(1)	$66,000	$95,000
Audit related fees:(2)	2,960	-0-
Tax fees:(3)	10,000	8,000
All other fees:(4)	-0-	-0-
Total	$78,960	$103.000

(1)          Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)          The Company incurred no fees in this category during fiscal year 2005.

(3)          Tax fees consist principally of assistance with matters related to tax compliance and reporting.

(4)          The Company incurred no fees in this category during fiscal year 2006 or fiscal year 2005.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.   Audit   services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.   Audit-Related   services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.   Tax   services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.   Other Fees   are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event that ratification of the appointment of Miller Wachman LLP as the independent registered public accounting firm for the Company is not obtained at the Meeting, the Board of Directors will reconsider the appointment.

The affirmative vote of a majority of the shares voted at the Meeting is required to ratify the appointment of the independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF MILLER WACHMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the judgment of the proxy holder.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

To be considered for inclusion in our proxy statement relating to the 2008 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the thy on which public announcement of the date of such meeting is first made by the Corporation. A stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in the by-laws. If a proposal is received during that time frame, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of the Secretary, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts, 02062.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:
President, Chief Executive Officer
and Chairman of the Board of Directors
[DATE] 2007

APPENDIX A

APOGEE TECHNOLOGY, INC.

2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.                 DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Apogee Technology, Inc. 2007 Employee, Director and Consultant Stock Plan, have the following meanings:

Administrator   means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate   means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement   means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors   means the Board of Directors of the Company.

Change of Control   means the occurrence of any of the following events:

(i)    Ownership.   Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)   Merger/Sale of Assets.   (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)  Change in Board Composition.   A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of [insert date], or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

Code   means the United States Internal Revenue Code of 1986, as amended.

Committee   means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock   means shares of the Company’s common stock, $.01 par value per share.

Company   means Apogee Technology, Inc., a Delaware corporation.

Disability   or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee   means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value   of a Share of Common Stock means:

(1)   If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)   If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)   If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO   means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option   means an option which is not intended to qualify as an ISO.

Option   means an ISO or Non-Qualified Option granted under the Plan.

Participant   means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan   means this Apogee Technology, Inc. 2007 Employee, Director and Consultant Stock Plan.

Shares   means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award   means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant   means a grant by the Company of Shares under the Plan.

Stock Right   means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor   means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.                 PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.                 SHARES SUBJECT TO THE PLAN.

(a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be 750,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

(b)   Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning on and including the first day of fiscal year 2008, and ending on the second day of fiscal year 2017, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 750,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan; and (ii) an amount determined by the Board. However this “evergreen” feature shall, in no event, increase the number of shares eligible for issuance under the Plan to an amount greater than 7% of the number of shares of Common Stock outstanding on a fully diluted basis on the close of business on the on the day prior to the increase (calculated by adding to the number of shares of Common Stock outstanding, all outstanding securities convertible into Common Stock on such date on an as converted basis).

(c)   If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.                 ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.                 Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.                Determine which Employees, directors and consultants shall be granted Stock Rights;

c.                 Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;

d.                Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

e.                 Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

f.                   Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

g.                 Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.                 ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.                 TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

a.                 Non-Qualified Options:   Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

i.                    Option Price:   Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

ii.                Number of Shares:   Each Option Agreement shall state the number of Shares to which it pertains.

iii.            Option Periods:   Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

iv.              Option Conditions:   Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.              The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.               The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

b.                ISOs:   Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

i.                    Minimum standards:   The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) thereunder.

ii.                Option Price:   Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.              10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

B.               More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

iii.            Term of Option:   For Participants who own:

A.              10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.               More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

iv.              Limitation on Yearly Exercise:   The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.                 TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)          Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b)         Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)          Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.                 TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.                 EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

10.          ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.          RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.          ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement.(1) Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.          EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.                 A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.                Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.                 The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(1)          The form of non-qualified option agreement contains a provision allowing for options to be transferred but remain eligible for exercise pursuant to Form S-8.  Optionees should be encouraged to discuss the gifting of options with their tax advisors as under current law only the transfer of a vested option is deemed to be a completed gift and the income tax liability associated with the exercise of the option continues to be the responsibility of the original optionee.

d.                Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e.                 A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided however that for ISOs any leave of absence granted by the Administrator of greater than ninety days unless pursuant to a contract or statute that guarantees the right to reemployment shall cause such ISO to become a Non-Qualified Option.

f.                   Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.          EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.                 All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.                For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.                 “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d.                Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.          EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

a.                 A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)    To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii)   In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

b.                A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

c.                 The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.          EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

a.                 In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)    To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)   In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

b.                If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.          EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.          EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.          EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a.                 All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

b.                For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.                 “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.                Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.          EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability:  to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.          EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate:  to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.          PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.                 The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.                At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.          DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.          ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

a.   Stock Dividends and Stock Splits.   If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3 shall also be proportionately adjusted upon the occurrence of such events.

b.   Corporate Transactions.   If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or (iii) terminate such Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, all Options outstanding on the date of the Corporate Transaction will become fully exercisable, and will be available for exercise for a number of days after the date of such notice and as specified by the Administrator, at the end of which period the Options shall terminate.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate such Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company forfeiture or repurchase rights with respect to outstanding Stock Grants.

c.   Recapitalization or Reorganization.   In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

d.   Adjustments to Stock-Based Awards.   Upon the happening of any of the events described in Subparagraphs a, b or c above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect if any, of a Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

e.   Modification of ISOs.   Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph a, b or c above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6b(iv).

25.          ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.          FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.          CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.          WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an

Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.          NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.          TERMINATION OF THE PLAN.

The Plan will terminate on June 9, 2007, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.          AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.          EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.          GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

APPENDIX B

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
APOGEE TECHNOLOGY, INC.

It is hereby certified that:

1.     The name of the corporation (hereinafter called the “Corporation”) is Apogee Technology, Inc.

2.     The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out the first paragraph of Article FOURTH in its entirety and substituting in lieu thereof the following:

“FOURTH:

A.    Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is forty five million (45,000,000) shares, which will consist of the following:  forty million (40,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”) and five million (5,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

B.     Preferred Stock

1.     Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine.

2.     Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation and number of the shares of such series and the powers, preferences and rights of such series, and the qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under the Delaware General Corporation Law.

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.

C.     Common Stock.

The holders of the Common Stock are entitled to one vote for each share held;  provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any certificate of designation relating to Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of

B-1

one or more other such series, to vote thereon by law or pursuant to this Restated Certificate of Incorporation (including any certificate of designation relating to Preferred Stock).”

3.     The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.     This Certificate of Amendment shall become effective at 5:00 p.m., local time, on [DATE], 2007.

Signed this [            ] day of                , 2007.

By:
Name: Herbert M. Stein. Title: President and Chief Executive Officer

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APOGEE TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ______, 2007

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated ________, 2007 in connection with the 2007 Annual Meeting of Stockholders to be held at 10 a.m. Eastern Standard Time on _________, 2007 at the Four Points Sheraton, 1125 Boston Providence Turnpike, Norwood, Massachusetts 02062 and hereby appoints Herbert M. Stein and Alan W. Tuck, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Apogee Technology, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders, and at any adjournments of the Meeting, with all the powers the undersigned would have if personally present at the Meeting.  Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein.  If signed and no direction is made this Proxy will be voted FOR all of the Proposals set forth below.  In their discretion the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

1.                                       Proposal to elect one Class III director (Herbert M. Stein) to serve a three-year term expiring in 2010 (Proposal One).

☐   FOR                                                ☐   WITHHOLD VOTE

2.                                       Proposal to approve the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized from 20,000,000 to 40,000,000 (Proposal Two).

☐   FOR                                ☐   AGAINST                     ☐   ABSTAIN

3.                                       Proposal to approve the proposed amendment to our Amended and Restated Certificate of Incorporation to create 5,000,000 shares of undesignated Preferred Stock, which will mean that this Preferred Stock will have rights and preferences that will be determined in the future by the Board of Directors, in their sole discretion (Proposal Three).

☐   FOR                                ☐   AGAINST                     ☐   ABSTAIN

4.                                       Proposal to approve the proposed Apogee Technology, Inc. 2007 Employee, Director And Consultant Stock Plan (Proposal Four).

☐   FOR                                ☐   AGAINST                     ☐   ABSTAIN

5.                                       Proposal to ratify the appointment of Miller Wachman LLP the Company’s independent registered public accountants for the fiscal year ending December 31, 2007 (Proposal Five).

☐   FOR                                ☐   AGAINST                     ☐   ABSTAIN

☒                                  Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date

Signature:	Date

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!